ETFis Series Trust I N-CSRS

EX.99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, William J. Smalley, President and Principal Executive Officer of ETFis Series Trust I (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant containing the financial statements (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 4, 2025	/s/ William J. Smalley
William J. Smalley
President and Principal Executive Officer (Principal Executive Officer)

I, Brinton W. Frith, Treasurer and Principal Financial Officer of ETFis Series Trust I (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant containing the financial statements (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 4, 2025	/s/ Brinton W. Frith
Brinton W. Frith
Treasurer and Principal Financial Officer/Principal Accounting Officer (Principal Financial Officer/Principal Accounting Officer)